SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                             SCHEDULE 14 INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the registrant [X]
Filed by party other than the registrant  [_]

Check the appropriate box:
[X]Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                          LIFESTREAM TECHNOLOGIES, INC.
                 (Name of Registrant as Specified in Its Charter
                       and of Person Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11 (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transactions applies: (3) Per unit price or other underlying value of transaction computed pursuant to
              Exchange Act Rule 0-11:
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         (5) Total fee paid
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement no.:
         (3) Filing Party:
         (4) Date Filed:

                          LIFESTREAM TECHNOLOGIES, INC.
             510 Clearwater Loop, Suite 101, Post Falls, Idaho 83854

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            To Be Held June 10, 2002

To our Stockholders:
         You are cordially invited to attend a special meeting of the Stockholders ("Special Meeting") of Lifestream Technologies, Inc. ("Company"), a Nevada corporation, which will be held at West Coast Templin's Resort located at 414 East First Avenue, Post Falls, Idaho, on June 10, 2002 at 8:30 a.m. Pacific Time, or at any and all adjournments thereof, for the following purposes:

1. To approve an amendment to the Articles of Incorporation (i) to increase the number of authorized shares of common stock from 50,000,000 shares, par value $0.001 per share, to 100,000,000 shares, par value $0.001 per share and (ii) to increase the number of authorized shares of "blank check" preferred stock from 5,000,000 shares, par value $0.001 per share, to 15,000,000 shares, par value $0.001 per share;

2. To approve an amendment to the Articles of Incorporation to provide for a classified Board of Directors;

3. To approve an amendment to the Articles of Incorporation to provide for limitation of liability and indemnification for members of the Board of Directors;

4. To approve an amendment to the Articles of Incorporation to make certain technical amendments to the Articles of Incorporation;

5.   To adopt a 2002 Stock Option Plan;

6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     With respect to Proposals 1 through 4 those proposals, following approval by the stockholders, will be included in an Amended and Restated Articles of Incorporation for the Company which will be subsequently filed with the Secretary of State of the State of Nevada. A copy of the proposed Amended and Restated Articles of Incorporation are attached to the Proxy Statement as Exhibit A.

     Each of the above proposals are more fully discussed in the Proxy Statement accompanying this Notice.

     The Board of Directors of the Company has determined that each of the proposals are advisable and in the best interests of the Company and recommends that you vote FOR them.

     The Board has fixed the close of business on April 1, 2002 as the record date for determining those stockholders who will be entitled to notice of, and to vote at, the Special Meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

         Representation of at least a majority of the outstanding shares of the Company's Common Stock entitled to vote, whether present in person or represented by proxy, is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS IN ORDER TO OBTAIN A QUORUM AND TO SOLICIT YOUR VOTE ON THESE PROPOSALS. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted. You may also revoke your proxy by attending the meeting and voting in person.


         Please read the proxy materials carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                      Very truly yours,

                      /s/ Christopher Maus
                      --------------------------------------------
                      Christopher Maus, Chairman of the Board of
                      Directors, President and Chief Executive Officer Post Falls, Idaho
May 1, 2002

               Stockholders Should Read The Entire Proxy Statement
                   Carefully Prior To Returning Their Proxies

         PROXY STATEMENT FOR THE 2002 SPECIAL MEETING OF STOCKHOLDERS OF
                          LIFESTREAM TECHNOLOGIES, INC.
                            To Be Held June 10, 2002


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors ("Board") of Lifestream Technologies, Inc. ("Company"), a Nevada corporation, of proxies to be voted at a Special Meeting of Stockholders ("Special Meeting") to be held at West Coast Templin's Resort located at 414 East First Avenue, Post Falls, Idaho on June 10, 2002 at 8:30 a.m. Pacific Time or at any and all adjournments or postponements thereof. The Special Meeting was called by the Board of Directors for the purpose of approving proposed amendments to the Company's Articles of Incorporation (the "Articles") and to approve a proposed 2002 Stock Option Plan. The Board of Directors (the "Board") unanimously proposed the changes to the Articles of Incorporation for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders ("Notice") and believes the changes will improve the ownership structure of the Company, provide flexibility for the anticipated further growth of the Company and ultimately enhance stockholder value.

         This Proxy Statement and the accompanying proxy card are first being mailed to you on or about May 3, 2002.


                         VOTING RIGHTS AND SOLICITATION

         The close of business on April 1, 2002 was the record date for stockholders entitled to notice of, and to vote at, this Special Meeting. As of that date, 23,577,969 shares of the Company's common stock, $.001 par value per share ("Common Stock"), were issued and outstanding. The Company did not have any other class of equity securities outstanding as of the record date. All shares of the Company's Common Stock outstanding on the record date are entitled to vote at the Special Meeting, and stockholders of record entitled to vote at the Special Meeting will have one vote for each share so held on the matters to be voted upon.

         Management does not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement and accompanying Notice. If other matters should properly come before the Special Meeting, the proxy holders will vote on such matters in accordance with their best judgment. Any stockholder has the right to revoke his or her proxy at any time before it is voted by either delivering to the Company at its principal executive offices at 510 Clearwater Loop, Suite 101, Post Falls, Idaho 83854, Attn: Chief Financial Officer, a written notice of revocation or duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

         The quorum necessary to conduct business at the Special Meeting consists of a majority of the outstanding Common Stock of the Company as of the record date. Abstentions and broker non-votes are counted and included in the determination of the number of shares present for quorum purposes but are excluded in tabulating the vote for determination of whether a proposal has been approved. Approval of the amendments to the Articles will require the approval by stockholders, in person or by proxy, holding a majority of the issued and outstanding shares of the Company.

         The cost of this solicitation will be borne by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, electronic mail, telegraph, or personal interview by directors, officers and employees of the Company for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Stock, and such persons may be reimbursed for their expenses.


         The matters to be considered and acted upon at the Special Meeting are referred to in the preceding Notice and are more fully discussed below.


                                   PROPOSAL 1

                    APPROVAL OF AN AMENDMENT TO THE COMPANY'S
       ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITALIZATION

Our Board has unanimously adopted a resolution proposing and recommending stockholder approval of an amendment to the Company's Articles of Incorporation which will (i) increase the Company's authorized number of shares of common stock from 50,000,000 shares, par value $0.001 per share, to 100,000,000 shares, par value $0.001 per share, and (ii) increase the authorized number of shares of preferred stock from 5,000,000 shares, par value $0.001 per share, to 15,000,000 shares, par value $0.001 per share. The preferred stock would be "blank check" preferred stock pursuant to the Amended and Restated Articles of Incorporation such that the rights and preferences of any series of such preferred stock which is issued by the Company will be set by the Board without additional stockholder approval. The Company's existing authorized preferred stock constitutes "blank check" stock pursuant to a power given to the Board in the Company's Bylaws to set the rights and preferences for such stock. The authorization for the Board to set the rights and preferences would be contained in Article Four of the Amended and Restated Articles of Incorporation upon approval of the proposed provisions and would include the right of the Board to amend the Amended and Restated Articles of Incorporation to include a description of the applicable rights and preferences. The Board believes this amended capital structure more appropriately represents the present and future needs of the Company and recommends such amendment to the stockholders for adoption. The proposed amendment is set forth as Article Four [Capital Stock] in the proposed Amended and Restated Articles of Incorporation attached as Exhibit A to this Proxy Statement. If the amendment is adopted, it will become effective upon filing with the Secretary of State of the State of Nevada.

As of April 1, 2002, the Company had 23,577,969 shares of common stock outstanding and, in addition, we had reserved approximately 1,745,426 shares of common stock for issuance upon exercise of outstanding options granted under the Company's stock option plan, and up to 24,468,984 shares of common stock which may be issued upon exercise of outstanding convertible securities, options and warrants issued in connection with Company financings. No shares of our Series A Preferred Stock have been issued at this time.

Our Board believes it is advisable to increase the authorized number of shares of common stock and blank check preferred stock in order to have additional shares of common and preferred stock available to provide us with the flexibility to use the company's capital stock for business and financial purposes in the future. These additional shares may be used for various purposes, including, without limitation, raising additional equity or convertible debt financing, stock splits, providing equity incentives to consultants, employees, officers or directors, establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other businesses or products. The Company has not committed to issue any shares of capital stock which are the subject of this proposal.

The additional common stock to be authorized will have rights identical to the currently outstanding common stock of the Company. Adoption of the proposed amendment and issuance of the common stock will not affect the rights of the holders of currently outstanding common stock of the Company, except for effects incidental to issuing additional shares of common stock and increasing the number of shares of common stock outstanding, such as dilution to net income per share, if and when the Company becomes profitable, and dilution to the voting rights of current holders of common stock. The Company's common stock has no preemptive rights to purchase additional shares upon issuance of additional shares by the Company.

The additional preferred stock to be authorized will be "blank check" preferred stock, similar to the existing authorized preferred stock which is "blank check" preferred pursuant to the Company's Bylaws as adopted by the Board. Pursuant to the proposed Amended and Restated Articles of Incorporation, the rights and preferences of any series of preferred stock authorized for issuance by the Board may be set forth in an amendment to the Amended and Restated Articles of Incorporation upon approval by the Board. Adoption of the proposed amendment and issuance of the preferred stock would affect the rights of the holders of currently outstanding common stock of the Company to the extent of the preferences set by the Company's Board for the issuance of such preferred stock, which would likely result in the preferred stock having preferential rights to dividends, preferential rights to return of capital upon liquidation and requiring separate approval of such preferred stock before certain corporate actions could be taken by the Company. Other potential rights and preferences are listed in the "blank check" provisions set forth in the proposed Amended and Restated Articles of Incorporation which are attached hereto as Exhibit A. The proposed technical amendments to the Articles, which are included in this Proxy as Proposal 4, will include specific language clarifying that although the existing Articles provide that the stockholders of the Company will not have preemptive rights to subscribe to any new stock which the Company subsequently issues, such rights may be granted by the Company pursuant to written agreements because such rights are frequently given in connection with the issuance of "blank check" preferred.

Vote Required

Approval of the amendment to the Company's Articles of Incorporation to increase the number of the Company's authorized shares of common stock and preferred stock requires the affirmative vote of a majority of our issued and outstanding shares of common stock. Abstentions and broker non-votes will have the same effect as negative votes.


                                   PROPOSAL 2

                    APPROVAL OF AN AMENDMENT TO THE COMPANY'S
      ARTICLES OF INCORPORATION TO INCLUDE A CLASSIFIED BOARD OF DIRECTORS

Our Board has also unanimously adopted a resolution proposing and recommending that our stockholders approve an amendment to our Articles to provide for the classification of the Board into three classes of directors with staggered terms of office beginning with the 2002 Annual Meeting of Stockholders. The text of the proposed amendment to the Articles is set forth in full in Article Five [Directors] of Exhibit A to this Proxy Statement.

Currently, pursuant to the Company's Bylaws, each member of the Board ("Director") is assigned to one of two classes. One class is elected at each successive Annual Meeting to hold office for a two-year term and until successors for such class have been qualified and elected, or until the death, resignation or removal of any such Director. Currently, the Board consists of six Directors. Our Board has unanimously approved and recommended that our stockholders approve an amendment to the Articles of Incorporation to provide for the classification of the Board into three classes of directors with three year staggered terms of office. The proposed amendment would provide that directors will be classified into three classes, as nearly equal in number as possible starting with the election of directors at the 2002 Annual Meeting of Stockholders. At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that annual meeting would be elected for a three year term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified. If any vacancy occurred on the Board prior to the 2002 Annual Meeting, the Board may appoint a new director to serve only until the 2002 Annual Meeting at which time the entire classified Board will be elected.

The classified board proposal is designed to assure continuity and stability of the Board and the Company's policies. While the Board has not experienced any problems with such continuity and stability in the past, it wishes to ensure that this experience will continue. The Board also believes that the classified board proposal will assist the Board in protecting the interests of our stockholders in the event of an unsolicited offer for shares of the Company. The proposed amendment will have the effect of extending the time required to effect a change in control of the Board which may tend to perpetuate present management over at least a two year period. Without the ability to obtain immediate control of the Board, a takeover bidder will not be able to take action to control the Company until it has a majority of the Board which may require two years. Because the classified board proposal will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board, even if the takeover bidder were to acquire a majority of our outstanding stock, it will tend to discourage certain tender offers, perhaps including some tender offers that stockholders may feel would be in their best interests. The classified board proposal will also make it more difficult for the stockholders to change the composition of the Board even if the stockholders believe such a change would be desirable and may discourage hostile takeover bids for shares of the Company.

The proposed amendment also provides that if the designated number of members of the Board, which is set by the Board, is increased or if a Director is removed by the stockholders, the new positions may only be filled by a vote of the Board. Pursuant to the proposed amendment to the Articles, directors chosen to fill vacancies on a classified board, who will be chosen by the then current Board, shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors are elected and qualified.

Vote Required

Approval of the amendment to the Company's Articles of Incorporation to provide for a classified Board requires the affirmative vote of a majority of our issued and outstanding shares of common stock. Abstentions and broker non-votes will have the same effect as negative votes.


ANTI-TAKEOVER EFFECT

Proposals 1 and 2, while having certain aspects that may have an anti-takeover effect, are not part of any new plan by the Company to adopt anti-takeover provisions. The Company is not aware of any attempt or intended attempt by any person to take control of the Company. The amendments are proposed so that existing provisions regarding both the classified Board, which has been in the Company's Bylaws for a number of years, and the ability of the Board to fix the terms of the preferred shares, which has been in the Company's Bylaws for a number of years are included in the Articles of Incorporation in a manner that will assure they will have the intended legal authorization and effect.



                                   PROPOSAL 3

                    APPROVAL OF AN AMENDMENT TO THE COMPANY'S
      ARTICLES OF INCORPORATION TO PROVIDE FOR LIMITATION OF LIABILITY
            AND INDEMNIFICATION FOR MEMBERS OF THE BOARD OF DIRECTORS


Our Board has unanimously adopted a resolution proposing and recommending that our stockholders approve an amendment to our Articles adding Article Six [Limitation of Liability] to limit the personal liability of members of the Board to the Company or stockholders resulting from breaches of the directors' fiduciary duties, to the full extent possible under Nevada law, but only under circumstances which do not involve liability of the director: (i) for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law by the director, (ii) for conduct violating NRS 78.300 of the Act, or (iii) for any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. The proposed amendment also provides that if Nevada law is amended in the future to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of this Corporation shall be eliminated or limited to the full extent permitted by the Act, as so amended, without any requirement of further action by the stockholders.

The Board has also unanimously approved and recommended that our stockholders approve an amendment to our Articles adding Article Seven [Indemnification] to provide indemnification for members of the Board for any actions to which a director may be subject because of his or her position as a director. The amendment would also provide for the Company advancing or reimbursing expenses which might be incurred by directors under such circumstances, to the full extent possible under Nevada law, without regard to certain limitations set forth in the Nevada statute. NPS 78.7502 provides for certain discretionary and mandatory indemnification of directors, officers and employees if an indemnified person acted in good faith and in a manner reasonably believed not to be opposed to the best interests of the corporation. However NPS 78.751 limits the Company's advance of expenses to situations where stockholders, independent directors or independent legal counsel would have to approve the advance on a specific case basis absent a provision to the contrary in the articles or bylaws. Provisions for indemnification similar to that set forth in the proposed amendment have been contained in the Company's Bylaws for years.

The Board believes that provisions limiting the liability of directors and providing for indemnification are necessary and appropriate to obtain qualified directors to serve on the Company's Board and similar provisions are quite common in the articles of incorporation of public companies throughout the United States. Most state corporation laws allow limitations of liability and indemnification of directors as a response to substantial increases in premium costs and reductions in coverage for directors' liability insurance policies in the 1980s. The proliferation of stockholder derivative suits for breaches of directors' fiduciary duty caused the insurance carriers to change their directors' liability policies. In an effort to obtain and to maintain qualified directors, many public companies have included in their articles of incorporation and charters the limitation on directors' liability in accordance with the laws of their state of formation. Our proposed, statutorily permitted limitation, would allow only monetary liability of our directors to be eliminated or limited, as provided for in proposed Article Six, to the fullest extent permitted by Nevada statute. The Amendment would not relieve a director of liability for breaches of his fiduciary duty, if his or her acts or omissions were in bad faith or involved a knowing violation of law or he or she had personally gained a financial profit or other advantage to which he or she was not legally entitled. No suits are currently pending or, to the knowledge of the Company, threatened against the directors alleging a violation of their fiduciary duties to the Company or to the stockholders.

The Board believes that the addition of the limitation of liability provisions and the indemnification provisions to the Articles, in addition to having such provisions in the Bylaws, could be material to the ability of the Company to retain and acquire experienced and qualified independent directors for the Board of the Company. Although recognizing that they could have a personal interest in these matters, the Board recommends approval of the proposal.

Exhibit A, the Amended and Restated Articles of Incorporation, attached to this Proxy Statement, contains a complete copy of proposed Articles Six [Limitation of Liability] and Seven [Indemnification] and sets forth the proposed provisions for limitations on liability and indemnification for directors of the Company.

Vote Required

Approval of the amendment to the Company's Articles of Incorporation to provide for limitations on the liability of directors and to provide for indemnification for the directors requires the affirmative vote of a majority of our issued and outstanding shares of common stock. Abstentions and broker non-votes will have the same effect as negative votes.



                                   PROPOSAL 4

      APPROVE CERTAIN TECHNICAL AMENDMENTS TO THE ARTICLES OF INCORPORATION


Our Board has also unanimously adopted a resolution proposing and recommending that our stockholders approve amendments to our Articles that are intended to update the Company's Articles of Incorporation and are not intended to affect the substantive rights of any stockholders. Our Articles were initially adopted in 1979 and, except for amendments to change the name and the capitalization, have not been updated since adoption. The amendments: (a) modify Article Three [Purposes], to delete various out-dated "purposes" that specifically refer to mining related purposes and that are not relevant to the Company's current or intended business, while retaining the general "purpose" provisions which allow the Company to pursue whatever purposes the Board and management believe are in the Company's best interests; (b) delete references in former Articles Five [Directors] and Six [Incorporators] to the Company's original Board, and incorporators, since such references are no longer relevant to the Company's Articles of Incorporation and (c) amend Article Four [Capital Stock] to provide that while stockholders generally shall not be entitled to preemptive rights, a provision that has always been in the Company's Articles, preemptive rights may be given by the Company by written agreement. In connection with the latter amendment, the Board notes that while all public companies have a provision denying statutory preemptive rights, the Articles should clarify the Company's ability to contract for certain preemptive rights, if appropriate in connection with Company financings or similar Company purposes. The Board does not consider the proposed technical amendments to be material changes to the existing Articles.

The text of the proposed Amended and Restated Articles of Incorporation, which include the proposed technical amendments, is attached to this Proxy Statement as Exhibit A. Copies of the existing Articles are available from the principal executive offices of the Company and will be sent to any stockholder upon request.

Vote Required

Approval of the technical amendments to the Company's Articles of Incorporation requires the affirmative vote of a majority of our issued and outstanding shares of common stock. Abstentions and broker non-votes will have the same effect as negative votes.



                                   PROPOSAL 5

                     APPROVAL OF THE 2002 STOCK OPTION PLAN

Our Board has unanimously approved for submission to a vote of the stockholders a proposal to ratify the adoption of the 2002 Stock Option Plan (the "Plan") covering 2,000,000 shares of Common Stock which would be reserved for issuance pursuant to the exercise of options or stock appreciation rights granted thereunder. A copy of the Plan is attached to this Proxy Statement as Exhibit B, and statements herein regarding the Plan are qualified by reference to the complete Plan.

As of the Record Date, stock options to purchase 1,745,426 shares of Common Stock under the 1998 Option Plan have been granted to 28 executive officers and employees of the Company and were outstanding, and 21,450 options have been exercised (see Executive Compensation" and "Stock Options"). There are no other stock options outstanding to purchase shares of the Company's Common Stock under the 1998 Stock Option Plan.

PURPOSE OF THE 2002 OPTION PLAN

The purpose of the 2002 Option Plan is to advance the interests of the Company and its Stockholders by attracting and retaining key personnel and consultants. Specifically, the Plan is designed to provide incentives (i) to certain directors, officers, employees and other persons who perform services on behalf of the Company and any subsidiaries of the Company by providing them with opportunities to purchase Common Stock in the Company pursuant to options granted thereunder which qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISOs") or that do not qualify as ISOs ("Non-Qualified Option" or "NQSOs"), or the opportunity to benefit in the appreciation of Common Stock through the award of Stock Appreciation Rights ("SARs") and (ii) to individuals who are directors but not also employees of the Company and the subsidiaries ("Non-Employee Directors"), and to individuals who are independent contractors, or consultants to the Company or its subsidiaries, by providing them with opportunities to purchase Common Stock pursuant to NQSOs or benefit from the appreciation of Common Stock pursuant to SARs.

ADMINISTRATION

The 2002 Option Plan will be administered either (i) by the Board of Directors of the Company (the "Board"), or (ii) by a committee of two or more members of the Board of Directors, each of which is a Non-Employee Director within the meaning of Rule 16b-3 or any successor provision under the Exchange Act (in either case, the "Committee"). The Committee has authority (i) to select the individuals who are to be granted options or SARs from among those eligible to participate in the Option Plan, (ii) to establish the number of shares which may be issued under each option or subject to each SAR, (iii) to determine at what time options and SARs may be granted, (iv) to determine the exercise price of shares subject to each option, and the base amount if applicable to each SAR,
(v) to determine the time at which each option and SAR shall become exercisable and the duration of the exercise period, (vi) to determine whether restrictions are to be imposed on shares subject to options and SARs and the nature of such restrictions, if any, and (vii) to interpret the Option Plan and prescribe and rescind rules and regulations relating to it.

ELIGIBILITY

Options and SARs may be granted only to (i) individuals who are employees of the Company and its subsidiaries, including officers and directors who are also employees at the time the option is granted, (ii) Non-Employee Directors, and
(iii) any other persons who perform services for or on behalf of the Company and its subsidiaries, affiliates or any entity in which the Company has an interest, or who are deemed by the Board to be in a position to perform such services in the future. Options that constitute ISOs may only be granted to employees described in clause (i) above, and Non-Employee Directors shall only be granted NQSOs. No option shall be granted pursuant to the Plan after ten years from the date the Plan is approved by the stockholders of the Corporation.

During any calendar year, no employee or consultant shall be granted any Options or SAR, which, in the aggregate, would exceed 200,000 shares of Common Stock.

OPTION PRICE AND TERMS

Options granted under the 2002 Stock Option Plan may be either ISOs or NQSOs. The option price of each share of Common Stock subject to an option will be fixed by the Committee. In the case of an ISO, the exercise price shall not be less than the fair market value of the Common Stock on the date of grant of the option. However, if an ISO is granted to an employee owning more than 10% of the Company's Common Stock, the exercise price for each share of Common Stock must be at least 110% of the fair market value of the Common Stock on the date of Grant. The exercise price for a share of Common Stock subject to a NQSO shall not be less than 50% of the fair market value of a share of Common Stock on the date of grant. In addition, as required by Section 422 of the Code, the aggregate fair market value, determined at the time of grant, of the shares with respect to which ISOs are exercisable for the first time by an individual during any calendar year, may not exceed $100,000. NQSOs are not subject to this requirement. The Committee determines the duration period for Options and SARs, provided it is not longer than five (5) years, in the case of ISOs granted to employees who hold ten percent (10%) of the outstanding stock of the Company, ten (10) years in the case of ISOs generally, or ten (10) years, in the case of NQSOs. In addition, the exercisability of any Incentive Award is subject to any terms or conditions with respect to termination, vesting and, in the case of an option, payment. Unless provided otherwise in any written agreement with respect to an option, if the optionee's employment is terminated for any reason other than his death or disability or termination for cause, or if an optionee is not an employee of the Company but is a member of the Company's Board and his or her service as a director is terminated for any reason other than death or disability, the option granted to him shall lapse to the extent unexercised on the earlier of the expiration date or six (6) months following the date of termination. If the optionee dies during the term of his employment, the option granted to him shall lapse to the extent unexercised on the earlier of the expiration date of the option or the date one (1) year following the date of the optionee's death. If the optionee is permanently and totally disabled within the meaning of Section 22(c)(3) of the Internal Revenue Code of 1986, the option granted to him lapses to the extent unexercised on the earlier of the expiration date of the option or one (1) year following the date of such disability.

Unless provided otherwise in a written agreement, an SAR will be exercisable for 30 days after termination of the grantee's employment with the Company for reasons other than for cause, to the extent exercisable as of the date of such termination of employment. The terms applicable to the exercise of a grantee who is a consultant shall be set forth in the applicable written agreement.

The terms of any grant under the Plan shall be set forth in a written agreement between the Company and the grantee.

The Plan provides for the payment of the exercise price of an option by surrender of previously owned shares of Common Stock of the Company, and for the exercise of an option in a credit-assisted transaction.

The number of shares of Common Stock as to which options and SARs may be granted, the number of shares covered by each outstanding option and SAR, and the price per share of each outstanding option or used in determining the amount payable upon exercise of each outstanding SAR shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

TRANSFERABILITY

Options granted under the Plan are not assignable or transferable by the optionee otherwise than by will or the laws of descent and distribution, and, during the lifetime of the optionee, may only be exercised by the optionee.

TERMINATION, SUSPENSION OR MODIFICATION OF THE 2002 STOCK OPTION PLAN

The Committee may amend, suspend or terminate the Plan at any time, except that no amendment shall be made which (i) increases the total number of shares subject to the Plan or changes the minimum purchase price therefor (except in either case in the event of adjustments due to changes in the Company's capitalization), (ii) affects outstanding Plan Options or any exercise right thereunder, (iii) extends the term of any Plan Option beyond ten (10) years, or

(iv) extends the termination date of the Plan. Unless the Plan shall theretofore have been suspended or terminated by the Board, the Plan shall terminate on ten years after June 10, 2002. Any such termination of the Plan shall not affect the validity of any Plan Options previously granted thereunder.

FEDERAL INCOME TAX CONSEQUENCES

An employee granted an ISO does not recognize taxable income either at the date of grant or at the date of its timely exercise. However, the excess of the fair market value of Common Stock received upon exercise of the ISO over the option exercise price is an item of tax preference under Section 57(a)(3) of the Code and may be subject to the alternative minimum tax imposed by Section 55 of the Code. Upon disposition of stock acquired on exercise of an ISO, long-term capital gain or loss is recognized in an amount equal to the difference between the sales price and the ISO exercise price, provided that the option holder has not disposed of the stock within two (2) years from the date of grant and within one (1) year from the date of exercise. If the ISO holder disposes of the acquired stock (including the transfer of acquired stock in payment of the exercise price of an ISO) without complying with both of these holding period requirements (a "Disqualifying Disposition"), the option holder will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the ISO is exercised (the value six (6) months after the date of exercise may govern in the case of an employee whose sale of stock at a profit could subject him to suit under Section 16(b) of the Securities Exchange Act of 1934) or the amount realized on such Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares are held. In the event of a Disqualifying Disposition, the ISO tax preference described above may not apply (although, where the Disqualifying Disposition occurs subsequent to the year the ISO is exercised, it may be necessary for the employee to amend his return to eliminate the tax preference item previously reported). The Company and its subsidiaries are not entitled to a tax deduction upon either exercise of an ISO or disposition of stock acquired pursuant to such an exercise, except to the extent that the Option holder recognized ordinary income in a Disqualifying Disposition.

In respect to the holder of NQSOs, the option holder does not recognize taxable income on the date of the grant of the NQSO, but recognizes ordinary income generally at the date of exercise in the amount of the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. However, if the holder of NQSO is subject to the restrictions under
Section 16 of the Securities Exchange Act of 1934 on resale of Common Stock acquired upon exercise of the NQSO, such person generally recognizes ordinary income at the end of the six (6) month period following the date of exercise in the amount of the difference between the option exercise price and the fair market value of the Common Stock at the end of the six (6) month period. Nevertheless, such holder may elect, within thirty (30) days after the date of exercise, to recognize ordinary income as of the date of exercise. The amount of ordinary income recognized by the option holder is deductible by the Company in the year that income is recognized.

An individual granted an SAR under the Plan does not recognize income upon such grant. Upon the exercise of an SAR, the individual will recognize as ordinary income the difference between the value of the Common Stock on the date of exercise less the base amount with respect to the SAR.

The foregoing summary of the effect of United States federal income taxation laws upon the optionee or purchaser and the Company in connection with the Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside.

The Board unanimously recommends a vote "FOR" ratification of the 2002 Stock Option Plan.

Vote Required

Approval of the 2002 Stock Option Plan requires the affirmative vote of a majority of the votes present at the Special Meeting at which a majority of our issued and outstanding shares of common stock are present. Abstentions and broker non-votes will be counted in determining whether a quorum is present at the Special Meeting but will not affect the vote on the 2002 Stock Option Plan.


                          SECURITY OWNERSHIP OF CERTAIN
                      BENEFICIAL OWNERS AND MANAGEMENT (1)

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 31, 2002 by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each director, (iii) each officer listed in the Summary Compensation Table of the section of this Proxy Statement entitled "Executive Compensation" and (iv) all current directors and executive officers as a group. A person is also deemed to be a beneficial owner of any securities to which the person has the right to acquire beneficial ownership within 60 days. All shares are subject to the named person's sole voting and investment power unless otherwise indicated.



                                                                       Shares             Percent of Shares
                                                                      Beneficially        Beneficially
Name and Address Of Beneficial Owner (2)                                 Owned              Owned (3)
------------------------------------------------------------------  -----------------  --------------------
------------------------------------------------------------------  -----------------  --------------------

Directors and Officers:

    Christopher Maus (4).............................               3,212,700          12.72%

    Michael Crane (5).................................              1,298,442           5.33%

                                      -15-

    Robert Boyle (6)..................................                238,200           1.01%

    William Gridley (7).............................                  178,000           Less than 1%

    David M. Hurley (8)..............................                  81,000           Less than 1%

    Boyd D. Lyles, Jr. (9)............................                 33,492           Less than 1%

    Edward Siemens (10)..............................                 143,885           Less than 1%

    Paul Beatty (11)..................................                130,306           Less than 1%

    Douglas Robinson (12)..........................                    85,250           Less than 1%

    Brian Packard (12)...............................                  85,250           Less than 1%

    Brett Sweezy (13)...............................                  246,552           1.04%

    Ken Clegg (14)...................................                  83,141           Less than 1%

    Robert Presutti (15)..............................                 72,250           Less than 1%

    Jackson Connolly (16)...........................                  110,571           Less than 1%
                                                               -----------------       ---------------
                                                               -----------------       ---------------

All Directors and Officers as a Group (14 persons) (17)(See          5,999,039                23.06%
footnote comment).....
                                                               -----------------  --------------------
                                                               -----------------  --------------------


Other Beneficial Owners:

    RAB Europe Fund Limited (18)..................                   7,580,177                24.57%
        c/o RAB Capital Limited
        No. 1 Adam Street
        London W2CN 6LE
        United Kingdom

    RAB Europe Partners (19)........................                 1,847,883                 7.46%
        c/o RAB Capital Limited
        No. 1 Adam Street
        London W2CN 6LE
        United Kingdom

    Mercer Management (20).......................                    3,049,199                12.19%
        5820 East Mercer Way
        Seattle, WA 98040

    Commodity Management and Research, Inc. (21)...                  2,250,750                 9.25%
    1050 17th Street, Suite 2000
    Denver, Colorado 80265

--------------------------

                                      -16-

(1) Based upon information furnished to the Company by the beneficial owners or otherwise obtained from the stock transfer books of the Company.

(2) Unless otherwise indicated, the business address for each beneficial owner is c/o Lifestream Technologies, Inc., 510 Clearwater Loop, Suite 101, Post
     Falls, Idaho 83854.

(3)  Percentage  of ownership is based upon  23,577,969  actual shares of Common
     Stock outstanding on March 31, 2002. Shares of Common Stock subject to stock options or warrants that are currently exercisable or will become exercisable within 60 days after March 31, 2002, and shares of Common Stock subject to convertible term notes that are currently convertible or will become convertible within 60 days of March 31, 2002, are deemed outstanding for computing the beneficial ownership percentage of the person or group holding such options, warrants and notes, but are not deemed outstanding for computing the percentage of any other person or group.

(4) Includes 601,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March
     31, 2002.

(5)  Includes 252,250 shares issuable upon exercise of options and warrants that are currently  exercisable or will become  exercisable within 60 days after
     March 31, 2002.  Also includes  492,498 shares  issuable upon conversion of
     convertible   term  notes,  and  accrued   interest,   that  are  currently
     convertible or will become convertible within 60 days after March 31, 2002.
     Excludes  152,000  common  shares held by Lochnau,  Inc., a privately  held investment  management for which Mr. Crane serves as Chairman of the Board, to which Mr. Crane disclaims any beneficial ownership.

(6) Includes 101,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March
     31, 2002.

(7) Includes 51,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2002.

(8) Includes 81,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2002.

(9) Includes 33,492 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2002.

(10) Includes 139,500 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March
     31, 2002.

                                      -17-

(11) Includes 112,875 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March
     31, 2002.

(12) Includes 85,250 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2002.

(13) Includes 159,413 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March
     31, 2002.

(14) Includes 83,141 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2002.

(15) Includes 72,250 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2002.

(16) Includes 87,271 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2002.

(17) Includes 1,944,692 shares issuable upon exercise of options and warrants that are currently exercisable or will become exercisable within 60 days after March 31, 2002. Also includes 492,498 shares issuable upon conversion of convertible term notes, and accrued interest, that are currently convertible or will become convertible within 60 days after March 31, 2002.

(18) Includes 2,500,000 shares issuable upon exercise of warrants that are currently exercisable or will become exercisable within 60 days after March
     31, 2002. Also includes 4,770,000 shares issuable upon conversion of convertible term notes that are currently convertible or will become convertible within 60 days after March 31, 2002.

(19) Includes 500,000 shares issuable upon exercise of warrants that are currently exercisable or will become exercisable within 60 days after March
     31, 2002. Also includes 700,000 shares issuable upon conversion of convertible term notes that are currently convertible or will become convertible within 60 days after March 31, 2002.

(20) Includes 661,667 shares issuable upon exercise of warrant that are currently exercisable or will become exercisable within 60 days after March
     31, 2002. Also includes 768,806 shares issuable upon conversion of convertible term notes that are currently convertible or will become convertible within 60 days after March 31, 2002.

(21) Includes 250,000 shares issuable upon exercise of warrant that are currently exercisable or will become exercisable within 60 days after March
     31, 2002. Also includes 500,000 shares issuable upon conversion of convertible term notes that are currently convertible or will become convertible within 60 days after March 31, 2002.

As part of your consideration on regarding the approval and adoption of the Stock Option Plan, the following information is provided:

MANAGEMENT

Directors and Executive Officers

The directors and executive officers of the Company are set forth below:


Name                                Age     Position(s) Held

Christopher Maus           48       President, Chief Executive Officer and
                                    Chairman of the Board

Robert Boyle                        55      Director, Secretary and Treasurer

Michael Crane                       46      Director

William Gridley            72       Director

David M. Hurley            42       Director

Boyd D. Lyles, Jr.                  50      Director

Edward Siemens             48       Chief Operating Officer - Devices

Paul Beatty                         55      Vice President - Consumer Sales

Douglas Robinson           42       Chief Operating Officer - Data Concern &
                                    Business Development

Brian Packard                       32      Vice President - Marketing

Brett Sweezy                        36      Chief Financial Officer

Ken Clegg                           33      Chief Technology Officer

Robert Presutti            49       Vice President - Professional Sales

Jackson Connolly           54       Vice President - Product Development



EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

         The   following   table  sets  forth  certain   information   regarding
compensation  earned by the Company's  Chief  Executive  Officer and each of the

Company's four other most highly compensated executive officers for the fiscal year ended June 30, 2001, the fiscal year ended June 30, 2000 and the twelve-month fiscal period ended June 30, 1999. The persons named in the table are hereinafter referred to as the "Named Executive Officers."

                           Summary Compensation Table
                                                                                        Long Term
                                                                                     Compensation -
                                                 Annual Compensation                     Awards

                                   Fiscal                                              Securities        All Other
Name and                           Year        Salary       Bonus        Other         Underlying     Compen-sation
Principal Position(s)              (1)(2)        ($)        ($)           ($)          Options (#)         ($)
---------------------              ------        ---        ---           ---          -----------         ---
Christopher Maus......              2001
President, Chief Executive          2000      $150,000    $35,000      $12,000          872,000            -
   Officer and Chairman of the      1999       150,000        -         27,000          250,000            -
   Board (3)(4)                                 99,460     69,455       25,800             -               -
Edward Siemens........              2001       102,731        -         15,000          360,000            -
    Chief Operating Officer         2000          -           -           -                -               -
   -    Devices (5)                 1999          -           -           -                -               -
Paul Beatty..............           2001        84,997        -         15,000          300,000            -
    Vice President - Consumer       2000          -           -           -                -               -
   Sales (6)                        1999          -           -           -                -               -
Doug Robinson..........             2001
    Chief Operating Officer -       2000        80,025        -         15,000          240,000            -
   The Data Concern and             1999          -           -           -                -               -
   Business Development (7)                       -           -           -                -               -
Brian Packard...............        2001        78,333        -         15,000          240,000            -
    Vice President - Marketing      2000          -           -           -                -               -
   (8)                              1999          -           -           -                -               -
--------------------------

(1) References to a fiscal year refer to the calendar year in which such fiscal year ends. Fiscal years 2001 and 2000 ended on June 30th.

(2) On July 2, 1999, the Company changed its fiscal year-end from December 31st to June 30th, beginning with and retroactively effective for the six-month transition period ended June 30, 1999. So as to facilitate comparability and present a consecutive three-year period ended June 30, 2001, the above


                                      -20-

     fiscal year 1999 periods actually represent a composite of the last six months of the fiscal year ended December 31, 1998 and the subsequent six-month transition period ended June 30, 1999.

(3)  The Board,  acting upon the  recommendation of its Compensation  Committee, executed an employment  agreement on behalf of the Company with Mr. Maus on
     May 1, 2001 that formally established his Annual salary at $150,000 for the fiscal year ending June 30, 2001 and granted him 800,000 stock options with an  exercise  price of  $1.50  per  common  share  that  vest,  and  become exercisable,  as follows: 100,000 on December 31, 2001, 100,000 on December
     31,  2002,  100,000 on December  31,  2003,  100,000 on December  31, 2004,
     100,000 upon the Company  achieving a $100 million  market  capitalization,
     100,000 upon the Company  achieving a $200 million  market  capitalization,
     and  200,000   upon  the   Company   achieving   a  $400   million   market
     capitalization,  with any unexercised  options to expire on May 1, 2011. On
     January  3,  2000,  the  Board,  acting  upon  the  recommendation  of  its
     Compensation  Committee,  granted Mr. Maus  250,000  stock  options with an exercise price of $1.50 per common share that vest, and become exercisable, as  follows:  50,000  immediately,  50,000 on January  3,  2001,  50,000 on
     January 3, 2002,  50,000 on January 3, 2003, and 50,000 on January 3, 2004,
     with any  unexercised  options to expire on  January  3,  2010.  The Board, acting upon the recommendation of its Compensation Committee, has increased
     Mr.  Maus'  Annual  salary to $180,000  for the fiscal year ending June 30,
     2002.

(4)  In connection with his Board service, Mr. Maus received a grant,  effective
     January 1, 2001, for 72,000 stock options with an exercise price of $1.50 per common share that vest, and become exercisable, on a ratable monthly basis over with his subsequent twenty-four months of Board service, with any unexercised options to expire on January 1, 2011. The Other Annual
     Compensation amounts represent the then aggregate fair market value of 12,000, 24,000 and 24,000 common shares awarded to Mr. Maus for his Board service during the six months ended December 31, 2000, fiscal year ended
     June 30, 2000 and fiscal year ended June 30, 1999, respectively.

(5)  Mr. Siemens'  employment with the Company began on August 21, 2000 pursuant to a  Board-approved  compensation  package  providing  him with an initial
     Annual  salary of $125,000,  an initial grant of 300,000 stock options with an  exercise  price of $3.00 per  common  share  and a  $15,000  relocation allowance.  The stock  options,  which were formally  granted on October 4,
     2000, vest and become exercisable,  as follows: 50,000 immediately,  12,500 on October 4, 2001, 40,000 on December 31, 2001, 12,500 on October 4, 2002,
     40,000 on December 31, 2002,  12,500 on October 4, 2003, 40,000 on December
     31, 2003, 12,500 on October 4, 2004, 40,000 on December 31, 2004 and 40,000
     on December 31, 2005, with any unexercised  options to expire on October 4,
     2010. On May 1, 2001,  Mr. Siemens  received an additional  grant of 60,000 stock  options with an exercise  price of $1.50 per common share that vest, and become exercisable, as follows: 15,000 immediately,  15,000 on December
     31, 2001, 15,000 on December 31, 2002 and 15,000 on December 31, 2003, with any  unexercised  options to expire on May 1, 2011. The Board,  acting upon the  recommendation  of  its  Compensation  Committee,  has  increased  Mr.
     Siemens'  Annual  salary to  $150,000  for the fiscal  year ending June 30,
     2002.

                                      -21-

(6) Mr. Beatty's employment with the Company began on October 1, 2000 pursuant to a Board-approved compensation package providing him with an initial
     Annual salary of $120,000, an initial grant of 250,000 stock options with an exercise price of $3.00 per common share and a $15,000 relocation allowance. The stock options, which were formally granted on October 4, 2000, vest and become exercisable, as follows: 37,500 immediately, 9,375 on October 4, 2001, 35,000 on December 31, 2001, 9,375 on October 4, 2002,
     35,000 on December 31, 2002,  9,375 on October 4, 2003,  35,000 on December
     31, 2003, 9,375 on October 4, 2004, 35,000 on December 31, 2004, and 35,000
     on December 31, 2005, with any unexercised options to expire on October 4, 2010. On May 1, 2001, Mr. Beatty received an additional grant of 50,000 stock options with an exercise price of $1.50 per common share that vest, and become exercisable, as follows: 12,500 immediately, 12,500 on December
     31, 2001, 12,500 on December 31, 2002 and 12,500 on December 31, 2003, with any unexercised options to expire on May 1, 2011. The Board, acting upon the recommendation of its Compensation Committee, has increased Mr.
     Beatty's Annual salary to $145,000 for the fiscal year ending June 30, 2002.

(7)  Mr.  Robinson's  employment  with the Company  began on September  25, 2000 pursuant to a  Board-approved  compensation  package  providing him with an initial  Annual  salary of  $110,000,  an initial  grant of  200,000  stock options  with an  exercise  price of $3.00 per  common  share and a $15,000 relocaction  allowance.  The stock options,  which were formally granted on
     October  4,  2000,  vest  and  become  exercisable,   as  follows:   25,000
     immediately,  6,250 on October 4, 2001,  30,000 on December 31, 2001, 6,250
     on October 4, 2002,  30,000 on December 31, 2002, 6,250 on October 4, 2003,
     30,000 on December 31, 2003,  6,250 on October 4, 2004,  30,000 on December
     31, 2004, and 30,000 on December 31, 2005, with any unexercised  options to expire on  October  4,  2010.  On May 1, 2001,  Mr.  Robinson  received  an additional  grant of 40,000 stock  options with an exercise  price of $1.50 per common  share that vest,  and become  exercisable,  as follows:  10,000 immediately,  10,000 on December 31, 2001,  10,000 on December 31, 2002 and
     10,000 on December 31, 2003, with any unexercised  options to expire on May
     1, 2011.  The Board,  acting upon the  recommendation  of its  Compensation
     Committee,  has increased Mr.  Robinson's Annual salary to $138,000 for the fiscal year ending June 30, 2002.

(8) Mr. Packard's employment with the Company began on October 1, 2000 pursuant to a Board-approved compensation package providing him with an initial
     Annual salary of $110,000, an initial grant of 200,000 stock options with an exercise price of $3.00 per common share and a $15,000 home office allowance. The stock options, which were formally granted on October 4, 2000, vest and become exercisable, as follows: 25,000 immediately, 6,250 on October 4, 2001, 30,000 on December 31, 2001, 6,250 on October 4, 2002,
     30,000 on December 31, 2002,  6,250 on October 4, 2003,  30,000 on December
     31, 2003, 6,250 on October 4, 2004, 30,000 on December 31, 2004, and 30,000
     on December 31, 2005, with any unexercised options to expire on October 4, 2010. On May 1, 2001, Mr. Packard received an additional grant of 40,000 stock options with an exercise price of $1.50 per common share that vest, and become exercisable, as follows: 10,000 immediately, 10,000 on December
     31, 2001, 10,000 on December 31, 2002 and 10,000 on December 31, 2003, with any  unexercised  options to expire on May 1, 2011. The Board,  acting upon the recommendation of its Compensation Committee, has increased Mr. Packard's Annual salary to $138,000 for the fiscal year ending June 30, 2002.


DIRECTOR REMUNERATION

In  April  1998,  the  Board  adopted  the  recommendation  of its  Compensation
Committee that each employee and non-employee member of the Board be prospectively compensated with 2,000 shares of the Company's Common Stock for each month of Board service. In April 2001, the Board adopted the recommendation of its Compensation Committee to terminate the existing Board compensation plan effective January 1, 2001 and to alternatively grant, retroactive to January 1, 2001, each employee and non-employee member of the Board stock options exercisable for 72,000 common shares at $1.50 per share. Each option vests, and becomes exercisable, on a ratable basis over the subsequent twenty-four (24) months of Board service, with any unexercised options to expire on January 1, 2011. Directors currently receive no additional compensation for service on the Board's Audit and Compensation Committees.


STOCK OPTIONS

The Company has reserved 600,000 shares of its Common Stock for issuance upon the exercise of options granted or available for grant under its 1993 Incentive Stock Option Plan ("1993 Plan"). The 1993 Plan is administered by either the Board, or its Compensation Committee, which determines, without limitation, the selection of the persons who will be granted options under the 1993 Plan, the number of optioned shares and the option exercise price per share. Options granted under the 1993 Plan fall within the meaning of, and conform to, Section 422 of the Internal Revenue Code of 1986, as amended. Under the terms of the 1993 Plan, all officers, employees, consultants, and advisors of the Company are eligible for incentive stock options. The Board determines at its discretion which persons receive incentive stock options, the applicable vesting provisions, and the exercise terms thereof. The terms and conditions of each option grant may differ and will be set forth in the optionee's individual incentive stock option agreement. As of April 1, 2002, the Company has not granted any options under the 1993 Plan.

The Company has reserved 2,000,000 shares of its Common Stock for issuance pursuant to stock options or stock appreciation rights granted under its 1998 Employee Stock Option Plan ("1998 Plan"). The 1998 Plan is administered by either the Board, or its Compensation Committee, which determines, without limitation, the selection of the persons who will be granted options under the 1998 Plan, the type of options to be granted, the number of optioned shares and the option exercise price per share. The terms and conditions of each option grant may differ and will be set forth in the optionee's individual stock option agreement. Officers, directors, key employees and consultants of the Company and its subsidiaries are eligible to receive non-qualified stock options under the 1998 Plan. Only officers, directors and employees of the Company or its subsidiaries are eligible to receive incentive stock options. As of April 1, 2002, the Company had issued 1,745,426 options, with 246,936 of these options vested and exercisable, under the 1998 Plan.

                                      -23

The following table contains information concerning stock options granted to the Named Executive Officers during the most recently completed fiscal year ended June 30, 2001. All grants were made under the Company's 1998 Employee Stock Option Plan.

                      Option/SAR Grants in Last Fiscal Year

                                         Number of        Percent of Total
                                         Securities         Options/SARs
                                         Underlying          Granted to        Exercise
Name                                    Option/SARs       Employees in 2001     or Base    Expiration Date
                                        Granted (#)        Fiscal Year (%)       Price
                                                                               ($/Share)
------------------------------------ ------------------- -------------------- ------------ ----------------

Christopher Maus (1)(2).........          800,000               30.46%        $1.50          2/15/11
                                           72,000                2.74%        $1.50          1/01/11
Edward Siemens (3)..............          300,000               11.42%        $3.00          10/4/10
                                           60,000                2.28%        $1.50           5/1/11
Paul Beatty (4)....................       250,000                9.52%        $3.00          10/4/10
                                           50,000                1.90%        $1.50           5/1/11
Doug Robinson (5)................         200,000                7.62%        $3.00          10/4/10
                                           40,000                1.52%        $1.50           5/1/11
Brian Packard (6)...............          200,000                7.62%        $3.00          10/4/10
                                           40,000                1.52%        $1.50           5/1/11
--------------------------

(1)      The  Board,   acting  upon  the   recommendation  of  its  Compensation
         Committee,  executed an  employment  agreement on behalf of the Company with Mr.  Maus on May 1, 2001 that  included a grant of  800,000  stock options with an exercise price of $1.50 per common share that vest, and become exercisable,  as follows:  100,000 on December 31, 2001, 100,000 on December 31, 2002, 100,000 on December 31, 2003, 100,000 on December
         31,  2004,  100,000 upon the Company  achieving a $100  million  market capitalization,  100,000  upon the  Company  achieving  a $200  million market  capitalization,  and 200,000 upon the Company  achieving a $400 million market  capitalization,  with any unexercised options to expire on May 1, 2011.

(2) In connection with his Board service, Mr. Maus received a grant, effective January 1, 2001, for 72,000 stock options with an exercise price of $1.50 per common share that vest, and become exercisable, on a ratable monthly basis over his subsequent twenty-four months of Board service, with any unexercised options to expire on January 1, 2011.

(3)      Mr.  Siemens'  employment  with the  Company  began on August 21,  2000 pursuant to a  Board-approved  compensation  package  that  included an initial grant of 300,000 stock options with an exercise  price of $3.00 per common share.  The stock  options,  which were formally  granted on
         October  4, 2000,  vest and  become  exercisable,  as  follows:  50,000


                                      -24-

         immediately,  12,500 on October 4, 2001,  40,000 on December  31, 2001,
         12,500 on October 4,  2002,  40,000 on  December  31,  2002,  12,500 on
         October 4, 2003,  40,000 on  December  31,  2003,  12,500 on October 4,
         2004, 40,000 on December 31, 2004 and 40,000 on December 31, 2005, with any  unexercised  options to expire on October 4, 2010. On May 1, 2001,
         Mr. Siemens received an additional grant of 60,000 stock options with an exercise price of $1.50 per common share that vest, and become exercisable, as follows: 15,000 immediately, 15,000 on December 31, 2001, 15,000 on December 31, 2002 and 15,000 on December 31, 2003, with any unexercised options to expire on May 1, 2011.

(4)      Mr.  Beatty's  employment  with the  Company  began on  October 1, 2000 pursuant to a  Board-approved  compensation  package  that  included an initial grant of 250,000 stock options with an exercise  price of $3.00 per common share.  The stock  options,  which were formally  granted on
         October  4, 2000,  vest and  become  exercisable,  as  follows:  37,500 immediately,  9,375 on October 4, 2001,  35,000 on December  31,  2001,
         9,375 on October 4, 2002, 35,000 on December 31, 2002, 9,375 on October
         4, 2003,  35,000 on December 31, 2003, 9,375 on October 4, 2004, 35,000
         on  December  31,  2004,  and 35,000 on  December  31,  2005,  with any unexercised  options to expire on October 4, 2010. On May 1, 2001,  Mr.
         Beatty  received an  additional  grant of 50,000 stock  options with an exercise  price of  $1.50  per  common  share  that  vest,  and  become exercisable,  as follows:  12,500  immediately,  12,500 on December 31,
         2001, 12,500 on December 31, 2002 and 12,500 on December 31, 2003, with any unexercised options to expire on May 1, 2011.

(5)      Mr. Robinson's  employment with the Company began on September 25, 2000 pursuant to a  Board-approved  compensation  package  that  included an initial grant of 200,000 stock options with an exercise  price of $3.00 per common share.  The stock  options,  which were formally  granted on
         October  4, 2000,  vest and  become  exercisable,  as  follows:  25,000 immediately,  6,250 on October 4, 2001,  30,000 on December  31,  2001,
         6,250 on October 4, 2002, 30,000 on December 31, 2002, 6,250 on October
         4, 2003,  30,000 on December 31, 2003, 6,250 on October 4, 2004, 30,000
         on  December  31,  2004,  and 30,000 on  December  31,  2005,  with any unexercised  options to expire on October 4, 2010. On May 1, 2001,  Mr.
         Robinson  received an additional  grant of 40,000 stock options with an exercise  price of  $1.50  per  common  share  that  vest,  and  become exercisable,  as follows:  10,000  immediately,  10,000 on December 31,
         2001, 10,000 on December 31, 2002 and 10,000 on December 31, 2003, with any unexercised options to expire on May 1, 2011.

(6)      Mr.  Packard's  employment  with the  Company  began on October 1, 2000 pursuant to a  Board-approved  compensation  package  that  included an initial grant of 200,000 stock options with an exercise  price of $3.00 per common share.  The stock  options,  which were formally  granted on
         October  4, 2000,  vest and  become  exercisable,  as  follows:  25,000 immediately,  6,250 on October 4, 2001,  30,000 on December  31,  2001,
         6,250 on October 4, 2002, 30,000 on December 31, 2002, 6,250 on October

                                      -25-

         4, 2003,  30,000 on December 31, 2003, 6,250 on October 4, 2004, 30,000
         on December 31, 2004, and 30,000 on December 31, 2005, with any unexercised options to expire on October 4, 2010. On May 1, 2001, Mr.
         Packard received an additional grant of 40,000 stock options with an exercise price of $1.50 per common share that vest, and become exercisable, as follows: 10,000 immediately, 10,000 on December 31, 2001, 10,000 on December 31, 2002 and 10,000 on December 31, 2003, with any unexercised options to expire on May 1, 2011.


Option Exercises and Holdings

The following table provides information with respect to the Named Executive Officers regarding exercises of options/SARs during the most recently completed fiscal year ended June 30, 2001 and unexercised options/SARs held as of June 30, 2001.

                           Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

                                                         Number of Securities
                                                         Underlying Unexercised    Value of Unexercised
                                                             Options/SARs at            In-The-Money
                               Shares                           FY-End (#)             Options/SARs at
                             Acquired on                                                 FY-End (#)
                            Exercise (#)      Value            Exercisable/
Name                                       Realized ($)       Unexercisable            Exercisable/
                                                                                      Unexercisable (1)

--------------------------- -------------- ------------- ------------------------- ------------------------

Christopher Maus......             -            -          430,000 /1,092,000          $36,000/$18,000
Edward Siemens.......              -            -           77,500   /282,500                  -
Paul Beatty.............           -            -            59,375  /240,625                  -
Doug Robinson........              -            -            41,250  /198,750                  -
Brian Packard.........             -            -            41,250  /198,750                  -
--------------------------

(1) Based upon the market price of $1.37 per share on June 30, 2001, determined on the basis of the closing selling price per share of the Company's Common
     Stock on the American Stock Exchange, less the option exercise price payable per share.

                                      -26-



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In recent years, the Board has periodically approved the advancement of funds to Christopher Maus, the Company's President, Chief Executive Officer and Chairman of the Board. During fiscal 2001, Mr. Maus received advances totaling $87,136 and made principal repayments totaling $5,623. During fiscal 2000, Mr. Maus received no advances but made principal repayments totaling $6,695. The underlying promissory note, which had an outstanding principal balance of $100,349 and $18,836 at June 30, 2001 and June 30, 2000, respectively, is unsecured, has a stated interest rate of 8.75% and requires bi-weekly repayments of principal and interest through May 23, 2014.

On June 30, 2001, the Company extended by one year the expiration dates of 342,500 stock purchase warrants with an exercise price of $1.25 that had been previously granted to three stockholders during fiscal 1999. Mercer Management is the holder of 200,000 of these warrants. In connection with the above extension, the Company recognized a $36,928 financing cost in fiscal 2001 for the incremental increase in the aggregate fair value of these warrants.

During June 2001, the Company commenced a private offering of convertible notes with detachable stock purchase warrants from which it has received proceeds of $3,225,000 as of June 30, 2001. The Company subsequently received additional proceeds of $4,422,500 through December 2001. RAB Europe Fund Limited, RAB Europe Partners LP and Mercer Management purchased convertible term notes totaling $5,000,000, $1,000,000 and $750,000, respectively. In connection with the convertible term note transactions, the investors also received warrants totaling 2,500,000, 500,000 and 375,000, respectively. The notes are unsecured, accrue interest at the prime rate plus two percent (6.98% at June 30, 2001), and mature on July 1, 2003 and July 1, 2006. The notes are immediately convertible at the option of the holders into common stock of the Company at a rate of $1.00 per share. The Company has the right to force conversion of the notes if the market price of its common stock exceeds $3.00 per share for 20 consecutive trading days. Each note holder received one detachable stock purchase warrant for every two dollars of note principal. Each warrant allows the holder to purchase a share of the Company's common stock at $2.50 per share. As the accompanying detachable warrants, in effect, created a beneficial conversion feature, the Company was required by U.S. generally accepted accounting principles to reduce the carrying value of notes by an amount equal to the estimated fair value of the beneficial conversion feature. This fair value discount, amounting to $6,597,564 at December 31, 2001, was recorded as additional paid-in capital.

During fiscal 2001, the Company obtained $140,000 in unsecured loans from Michael Crane, a principal stockholder and member of the Board. Each loan had a stated interest rate of 20% and a term of 90 days. During fiscal 2001, the Company also executed an agreement with Mr. Crane whereby he established a $500,000 personal line of credit with a financial institution for use by the Company. Borrowings under the agreement were unsecured, accrued interest at the financial institution's prevailing prime rate plus two percent (6.98% at June 30, 2001), and required the repayment of all outstanding principal and interest on or before September 13, 2001. Subsequent to the fiscal 2001 year-end, the Company executed an agreement with Mr. Crane whereby the Company repaid $184,200 in outstanding principal and interest against the above obligations and consolidated the remaining $469,984 aggregate principal balance into a two-year convertible term note due August 1, 2003. The note accrues interest at the prime rate plus two percent (6.98% at June 30, 2001) and is immediately convertible at Mr. Crane's option into common stock of the Company at a stated rate of $1.00 per share. In connection with this agreement, the Company issued Mr. Crane 40,000 common shares with an aggregate fair value of $54,000 and a warrant allowing him to purchase 134,000 additional common shares at $1.00 per share. The agreement also stipulates that for every subsequent quarter the note remains outstanding that the Company will issue Mr. Crane an additional warrant for the purchase of 23,500 common shares at $1.00 per share.

In March 2001, the Company obtained a $1.0 million short-term loan from Mercer Management, a principal stockholder. The loan was secured by all the unencumbered assets of the Company, other than accounts receivable, accrued interest at the prime rate plus two percent and had a 90-day maturity. In connection therewith, the Company issued Mercer Management warrants allowing it to purchase 100,000 shares of the Company's common stock at $1.00 per share. At the end of the 90-day term, the Company and Mercer Management agreed to convert the above short-term loan into an unsecured convertible term note with a stated interest rate of prime plus two percent (6.98% at June 30, 2001) and maturity date of March 5, 2003. The note is immediately convertible at the option of Mercer Management into common stock of the Company at a rate of $1.00 per share. In connection therewith, the Company issued Mercer Management additional warrants allowing it to purchase another 100,000 shares of the Company's common stock at $1.00 per share. The Company assigned these warrants an estimated fair value of $138,444 that was recognized as a financing cost. The agreement also stipulates that for every subsequent quarter the convertible debt remains outstanding that the Company will issue Mercer Management additional warrants for the purchase of 37,500 common shares at $1.00 per share. Subsequent to June 30, 2001, the Company repaid $250,000 of the outstanding note balance.


                         INTEREST OF CERTAIN PERSONS IN
                            MATTERS TO BE ACTED UPON

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any director, officer or their associates in any matter to be acted on, as described herein, other than the interest all the officers and directors have in the Company's Stock Option Plans.



                                  OTHER MATTERS

Management does not know of any matters to be presented at this Special Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such matters is granted by the execution of the enclosed proxy.

                 STOCKHOLDERS' PROPOSALS TO BE PRESENTED AT THE
                  COMPANY'S NEXT ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals intended to be presented at the 2002 Annual Meeting of Stockholders of the Company must be received by the Company at its principal executive offices at 510 Clearwater Loop, Suite 101, Post Falls, Idaho 83854,
Attn: Chief Financial Officer not later than June 30, 2002 for inclusion in the Proxy Statement and Proxy relating to the 2002 Annual Meeting of Stockholders.


                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001 is available, without charge, to stockholders upon request to Brett Sweezy, Chief Financial Officer. Such report is also readily available, without cost, from the U.S. Securities and Exchange Commission's web site at www.sec.gov.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. YOU ARE URGED TO PROMPTLY EXECUTE AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the Special Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.


                                By Order of the Board of Directors,

                                /s/ Christopher Maus

                               Christopher Maus
                               Chairman of the Board of Directors,
                               President and Chief Executive Officer


May 1 2002
Post Falls, Idaho

                                    Exhibit A
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION

                                       OF

                          LIFESTREAM TECHNOLOGIES, INC.


Pursuant to NRS 78.403 of the General Corporation Law of Nevada (the "Act"), the following constitutes the Amended and Restated Articles of Incorporation (the "Restated Articles") of Lifestream Technologies, Inc., a Nevada Corporation:

     ARTICLE  ONE:   [NAME].   The  name  of  the  Corporation  is:   LIFESTREAM
TECHNOLOGIES, INC.

     ARTICLE TWO: [LOCATION]. The name and address of the Corporation's resident agent is Nevada Agency & Trust Company, 50 W. Liberty Street, Suite 880, in the City of Reno, County of Washoe, State of Nevada.

     ARTICLE THREE. [PURPOSES]. The purposes for which the Corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

I. To have and to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the Corporation is organized and any and all acts amendatory thereof and supplemental thereto.

II. To conduct and carry on its business or any branch thereof in any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory, or foreign country, and to have and maintain in any state or territory, or foreign country a business office, plant, store, or other facility.

III. The purposes specified herein shall be construed both as purposes and powers and shall be in no wise limited or restricted by reference to, or inference from, the terms of any other clause in this or any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the general powers of the Corporation, nor shall the expression of one thing be deemed to exclude another, although it be of like nature not expressed.

     ARTICLE FOUR. [CAPITAL STOCK]. The Corporation shall have authority to issue an aggregate of ONE HUNDRED FIFTEEN MILLION (115,000,000) shares of capital stock, par value $0.001 per share. The capital stock shall be divided into two classes: One Hundred Million (100,000,000) shares of Common Stock and Fifteen Million (15,000,000) shares of serial Preferred Stock..

                  The Board of Directors of the Corporation is authorized, subject to limitations prescribed by law and the provisions of this Article, to provide by resolution for the issuance of shares of Preferred Stock in one or more series, at such time or times and for such consideration or considerations as the Board may determine. Each series shall be so designated to distinguish its shares from the shares of all other series and classes. All shares of a series of Preferred Stock shall have preferences, limitations, and relative rights identical with those of other shares of the same series and, except to the extent otherwise provided in the articles of amendment adopted by the Board of Directors creating the series and filed with the Nevada Secretary of State in accordance with NRS 78.195 and NRS 78.1995 of the Nevada Corporations Act (the"Act"), of those of other series of the same class. Except as may otherwise be provided in these Articles of Incorporation, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes. To the extent not inconsistent with the Act and the provisions of these Articles of Incorporation, the authority of the Board of Directors with respect to each such series shall include, without limitation of the foregoing, determination of the following:

(i)  The number of shares in and the distinguishing designation of that series;

(ii) Whether the shares of that series shall have full, special, conditional, or limited voting rights, or no voting rights, except to the extent otherwise provided by law;

(iii)Whether the shares of that series are convertible and the terms and conditions of the conversion, including provision for adjustment of the conversion rate in circumstances determined by the Board of Directors of the Corporation;

     (iv) Whether shares of that series shall be redeemable and the terms and conditions of redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions or at different redemption dates;

     (v) Entitlement to distributions, calculated in any manner, including dividends that may be cumulative, noncumulative, or partially cumulative and dividends which, for classes of stock other than Common Stock, may be participatory or nonparticipatory;

     (vi) The rights of shares of that series in the event of voluntary or involuntary dissolution of the Corporation and the rights of priority of that series relative to the Common Stock and any other series of Preferred Stock on the distribution of assets on dissolution; and

     (vii) Any other rights, preferences and limitations of that series permitted by law.


     The holders of the shares of capital stock of the Corporation shall not be entitled to preemptive or preferential rights to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter be authorized to issue, except as granted by the Corporation pursuant to written agreements.

     The Corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

     The   stockholders   shall  not  possess   cumulative   voting   rights  at
stockholder's meetings called for the purpose of electing Board of Directors.

     ARTICLE FIVE. [DIRECTORS]. The affairs of the Corporation shall be governed by a Board of Directors of not less than Five persons.

                  The number of directors shall be fixed, from time to time, by the affirmative vote of at least three-fourths of the entire Board of Directors or by action of the stockholders of the Corporation. Commencing as of the date of the first annual meeting of the Corporation's stockholders following the effective date of the adoption by the stockholders of this amended Article Five, the directors shall be classified in respect to the time for which they shall severally hold office, by dividing them into three classes. The number of directors in each class shall be as nearly equal as possible. At the 2002 annual meeting of the stockholders, the initial directors of the first class shall be elected for a term of one year, the initial directors of the second class shall be elected for a term of two year's and the initial directors of the third class shall be elected for a term of three years. Thereafter, at each annual election, any vacancy in any class of directors may be filled and successors to the class of directors whose terms shall expire that year shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year. In the event the number of directors is increased, the additional directors shall be elected by the Board of Directors to a class or classes of directors with terms expiring in three years or less in order to maintain proportionate equality between the classes. Any decrease in the number of directors shall be effective at the time of the next succeeding annual meeting of stockholders unless there shall be vacancies in the Board of Directors, in which case such decrease may become effective at any time prior to the next succeeding annual meeting to the extent of the number of such vacancies. In the event of the removal of a director, whether by the stockholders or by a vote of the Board of Directors, the resulting vacancy shall be filled by a majority vote of the remaining Board of Directors. Directors need not be residents of the State of Nevada and need not own shares of the Corporation's stock. Except as otherwise provided by statute or these Articles or the Corporation's Bylaws, the directors to be elected shall be elected at the annual meeting of stockholders. Each director shall hold office until the expiration of the term for which he is elected and until his successor has been elected and qualified, or until his prior resignation or removal, as hereinafter provided in the Bylaws.


                  ARTICLE SIX. [LIMITATION OF LIABILITY]. To the fullest extent permitted by NRS 78 of the Act, a director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for conduct as a director or for breach of fiduciary duty as director, except for liability of the director (i) for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law by the director, (ii) for conduct violating NRS 78.300 of the Act, or (iii) for any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. If the Act is amended in the future to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of this Corporation shall be eliminated or limited to the full extent permitted by the Act, as so amended, without any requirement of further action by the stockholders.


     ARTICLE SEVEN. [INDEMNIFICATION]. The Corporation shall indemnify any individual made a party to a proceeding because that individual is or was a director of the Corporation and shall advance or reimburse the reasonable expenses incurred by such individual in advance of final disposition of the proceeding, without regard to the limitations in NRS 78.7502 and NRS 78.751 of the Act, or any other limitation which may hereafter be enacted to the extent such limitation may be disregarded if authorized by the Articles of Incorporation, to the full extent and under all circumstances permitted by applicable law.

     ARTICLE EIGHT. [ASSESSMENT OF STOCK]. The capital stock of the Corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to pay debts of the Corporation, and no paid up stock and no stock issued as full paid up shall ever be assessable or assessed.

     ARTICLE NINE. [BYLAWS]. The power to alter, amend, or repeal the Bylaws, shall be vested in the Board of Directors, except as otherwise may be specifically provided in the Bylaws.

     ARTICLE TEN. [STOCKHOLDERS' MEETINGS] Meetings of stockholders shall be held at such place within or without the State of Nevada as may be provided by the Bylaws of the President or any other executive officer of the Corporation, by Board of Directors, or any member thereof, or by record holder or holders of at least ten per cent (10%) of all shares entitled to vote at the meeting. Any action otherwise required to be taken at a meeting of the stockholders, except election of directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by stockholders having at least a majority of voting power.

                  ARTICLE ELEVEN. [CONTRACTS OF CORPORATION] No contract or other transaction between the Corporation and any other corporation, whether or not a majority of those shares of the capital stock of such other corporation is owned by this Corporation, and no act of this Corporation shall in any way be affected or invalidated by the fact that any of the directors of this Corporation are pecuniarily or otherwise interested in, or are directors or officers of such other corporation. Any director of this Corporation, individually, or any firm of which such director may be a member, may be a party to, or may be pecuniarily or otherwise interested in any contract or transaction of the Corporation; provided, however, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors of this Corporation, or a majority thereof; and any director of this Corporation who is also a director or officer of such other corporation, or who is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of this Corporation that shall authorize such contract or transaction, and may vote thereat to authorize such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested.

         Any repeal or modification of this Article by the stockholders of this Corporation shall not adversely affect any right of any individual who is or was a director of the Corporation which existed at the time of such repeal or modification.

         IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Articles of Incorporation to be signed as of the __________ day of ______________, 2002 by its President, who hereby affirms that these Articles stated herein are true.





                      By:
                               -------------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                                    Exhibit B

                          LIFESTREAM TECHNOLOGIES, INC.
                             2002 STOCK OPTION PLAN


1.       Purpose


         This Lifestream Technologies, Inc. 2002 STOCK OPTION PLAN (the or this "Plan") provides for the grant of Stock Options and stock appreciation rights ("SARs") to employees and consultants of Lifestream Technologies, Inc., a Nevada corporation (the "Company"), and its present and future subsidiaries (a "Subsidiary"), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), in order to advance the interests of the Company and its subsidiaries through the motivation, attraction and retention of key personnel and consultants.

2.       Incentive Stock Options and Non-Qualified Stock Options

         The Stock Options granted under the Plan may be either Incentive Stock Options ("ISOs") which are intended to be "Incentive Stock Options" as that term is defined in Section 422 of the Code; or non-qualified stock options ("NSOs") which are intended to be options that do not qualify as "Incentive Stock Options" under Section 422 of the Code.

         All Stock Options shall be ISOs unless the Option Agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as NSOs. Subject to the other provisions of the Plan, a Participant may receive ISOs and NSOs at the same time, provided that the ISOs and NSOs are clearly designated as such, and the exercise of one does not affect the exercise of the other.

         Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISOs and NSOs. As used here in "Stock Incentives" refers to ISOs, NSOs and SARs.

3.       Administration

         The Plan shall be administered by the Board of Directors of the Company or a committee (the "Committee") of two (2) or more members of the Board who are "disinterested" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act"). As used herein, any reference to the Committee shall be deemed to refer to either the Board or the Committee, whichever is appropriate. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any Stock Incentives granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order that Stock Options that are intended to be ISOs will be classified as ISOs under the Code, or in order to conform to any regulation or to any law or change in any law or regulation applicable thereto.

         All actions taken and all determinations and interpretations made by the Committee in good faith shall be final and binding upon all Participants, the Company and any other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

4.       Certain Definitions

     4.1  "Common  Stock."  Common  Stock  means   authorized  but  unissued  or
reacquired Common Stock of the Company.


     4.2 "Corporate Transaction." "Corporate Transaction" shall mean one or more of the following transactions, unless persons who were holders of securities issued by the Company which are outstanding immediately prior to such transaction are (based on such holdings of securities of the Company) holders of more than 50% of the outstanding voting common stock of the surviving or acquiring entity (or equivalent equity interest if the entity is not a corporation): (i) a merger or consolidation; (ii) a share exchange (with or without a stockholder vote) in which 95% or more of the outstanding capital stock of the Company is exchanged for capital stock of another corporation; or
(iii) the sale, transfer or other disposition of all or substantially all of the Company's assets. In determining whether more than 50% of the voting common stock is so held: (i) convertible preferred stock shall be calculated on an "as converted" basis; (ii) convertible debt shall be calculated on an "as exchanged" basis; and (iii) warrants, options and other purchase rights shall not be counted for any purpose.

     4.3 "Employee." An Employee is an employee of the Company or any Subsidiary.


     4.4 "Fair Market Value." If the Common Stock is traded on the AMEX National Market, the Fair Market Value of a share of Common Stock on any date shall be the closing price, as quoted on the AMEX National Market for the date in question, or, if the Common Stock is listed on a national stock exchange, the closing price on such exchange on the date in question. If the Common Stock is not traded on the AMEX National Market or on such an exchange, the Fair Market Value of a share of (common Stock on any date, or the method for determining such value, shall be determined in good faith by the Committee.

     4.5 "Participant." A Participant is an Employee or consultant of the Company or any Subsidiary to whom a Stock

Incentive is granted.

     4.6 "Stock Option." A Stock Option is the right granted under the Plan to an Employee or consultant to purchase, at such time or times and at such price or prices (the "Option Price") as are determined by the Committee, the number of shares of Common Stock determined by the Committee.

5.       Eligibility and Participation

         Grants of ISOs, NSOs and SARs may be made to Employees of the Company or any Subsidiary. Grants of NSOs and SARs may be made to consultants to the Company or any Subsidiary. The Committee shall from time to time determine the Participants to whom Stock Incentives shall be granted, the number of shares of Common Stock subject to each Stock Incentive and the terms and provisions of all Stock Incentives, all as provided in this Plan.

6.       Terms of Stock Options

         6.1 Maximum Number. The maximum aggregate number of shares of Common Stock that may be issued pursuant to Stock Incentives shall be 2,000,000 shares. If a Stock Option or SAR expires or terminates for any reason without being exercised in full, the unpurchased shares of Common Stock subject to such Stock Option or the shares as to which the SAR is not exercised shall again be available for purposes of the Plan. To the extent that the aggregate Fair Market Value (determined as of the time the ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year under all plans of the Company and its parent and Subsidiaries exceeds $100,000, such options shall be treated as options which are not ISOs. During any calendar year, no employee or consultant shall be granted any Stock Incentives that relate to more than 200,000 shares of Common Stock.

         6.2 Price. The Option Price per share of any ISO shall be not less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted. The Option Price per share of any NSO shall not be less than 50% of the fair market value of a share of Common Stock on the date or which the Stock Option is granted. If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary of the Company, the Option Price per share of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISO is granted, and such ISO shall not be exercisable after five (5) years after the date on which it was granted. Each Stock Option shall be evidenced by a written agreement (an "Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of the Plan.

         6.3 Time of Exercise. Subject to the provisions of the Plan, the Committee, in its discretion, shall determine the time when a Stock Incentive, or a portion of a Stock Incentive, shall become exercisable, and the time when a Stock Incentive, or a portion of a Stock Incentive, shall expire. Each Stock Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, including, without limitation, the surrender of another Stock Option or stock award, and in such amounts, as the Committee shall specify in the particular Option Agreement. Notwithstanding the foregoing, subsequent to the grant of a Stock Option, the Committee, at any time before complete termination of such Stock Option, may accelerate the time or times at which such Stock Option may be exercised in whole or in part. The Company may also require as a condition of exercise that the Participant will agree, if requested by the Company in connection with a public offering of the Company's securities, to adhere to lock-up arrangements between the Company and an underwriter involved in such public offering.

         6.4 Term. A Stock Option shall have such term as the Committee shall determine, except that no ISO shall be exercisable after the expiration of ten
(10) years from the date such Stock Option is granted or five (5) years if required by section 422 of the Code or any successor provision.

         6.5 Payment. Payment for all shares purchased pursuant to exercise of a Stock Option shall be made in cash or, to the extent that the Option Agreement so provides, by delivery of Common Stock of the Company valued at its Fair Market Value on the date of delivery. Subject to the provisions of section 6.7, such payment shall be made at the time that the Stock Option or any part thereof is exercised, and no shares of Common Stock shall be issued or delivered until full payment therefor has been made.

         6.6 Withholding. Whenever the Company is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If a Participant surrenders shares of Common Stock acquired pursuant to the exercise of an ISO in payment of the option price of a Stock Option and such surrender constitutes a disqualifying disposition for purposes of obtaining ISO treatment under the Code, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and local withholding tax requirements. A recipient may elect with respect to any Stock Option (other than an ISO) or SAR which is paid in whole or part in stock to surrender or authorize the Company to withhold shares of Common Stock (valued at their fair market value on the date of surrender or withholding of such shares) in satisfaction of all such withholding requirements in accordance with any rules established by the Committee, including such rules required to satisfy Section 16 of the Act, or any successor provision.

         6.7 Special Procedure for Certain Credit Assisted Transactions. To the extent not inconsistent with the other terms and conditions of the particular Option Agreement or any other agreement between the Participant and the Company and to the extent not inconsistent with the provisions of section 422 of the Code or any successor provision or the provisions of Rule 16b-3 under the Act or any successor rule, if applicable, any Participant desiring to obtain credit from a broker, dealer or other "creditor" as defined in Regulation T issued by the Board of Governors of the Federal Reserve System (provided such broker, dealer or creditor has been approved by the Committee) to assist in exercising a Stock Option may deliver to such creditor a written exercise notice executed by such holder with respect to such Stock Option, together with written instructions to the Company to deliver the Common Stock issued upon such exercise of the Stock Option to the creditor for deposit into an account designated by the Participant. Upon receipt of such exercise notice and instructions in a form acceptable to the Company, the Company shall confirm to the creditor that it will deliver to the creditor on behalf of the Participant the Common Stock issued upon such exercise of the Stock Option and covered by such instructions promptly following receipt of the exercise price from the creditor. To the extent not inconsistent with the provisions of section 422 of the Code or any successor provision or the provisions of Rule 16b-3 or any successor rule, if applicable, upon written request, the Company may in its discretion, but shall not be obligated to, deliver to the creditor on behalf of the Participant shares of Common Stock resulting from such a credit assisted exercise prior to receipt of the exercise price for such shares if the creditor has delivered to the Company, in addition to the other documents contemplated by this section 6.7, the creditor's written agreement to pay the Company such exercise price in cash within three (3) days after delivery of such shares. The credit assistance contemplated by this section 6.7 may include a margin loan by the creditor secured by the Common Stock purchased upon exercise of a Stock Option or an immediate sale of some or all of such Common Stock by the creditor to obtain or recover the exercise price which the creditor has committed to pay to the Company on behalf of the Participant.

         6.8 Termination of Employment or Death. Upon any termination of employment of the Participant for any reason other than death or disability, except as otherwise provided in the particular Option Agreement, and except as otherwise provided in section 17(a) with respect to termination for cause, any Stock Option held at the date of such employment termination may, to the extent exercisable, be exercised within six (6) months after the date of such employment termination. Upon any termination of employment of the Participant by reason of disability, within the meaning of section 22(e)(3) of the Code or any successor provision, except as otherwise provided in the particular Option Agreement, any Stock Option held at the date of such employment termination may, to the extent exercisable, be exercised within twelve (12) months after the date of such employment termination. If the Participant dies, except as otherwise provided in the particular Option Agreement, any Stock Option held at the date of death may, to the extent exercisable, be exercised by a legatee or legatees of the Participant under the Participant's last will, or by the Participant's personal representatives or distributees, within twelve (12) months after the Participant's death. This section 6.8 shall not extend the term of the Stock Option beyond the term specified pursuant to section 6.4. For purposes of this section 6.8, employment of a Participant shall not be deemed terminated so long as the Participant is employed by the Company, by a Subsidiary or by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Stock Option of the Participant in a transaction to which section 424(a) of the Code or any successor provision is applicable. For purposes of this section 6.8, the extent to which a Stock Option is exercisable shall be determined as of the date of termination of employment. This section
6.8 shall not apply to a consultant unless, and only to the extent, determined by the Committee and specified in the particular Option Agreement.

7.       SARs

         Subject to the following provisions, all SARs shall be in such form and upon such terms and conditions as the Committee in its discretion may from time to time determine.

         7.1 Award. SARs may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Option or not in connection with a Stock Option. An SAR shall entitle the grantee to receive upon exercise the excess of (a) the fair market value of a specified number of shares of the Common Stock at the time of exercise over (b) a specified price dollar amount (which shall be not less than the Stock Option exercise price in the case of an SAR granted in connection with a previously or contemporaneously granted Stock Option, or in the case of any other SAR not less than 50% of the Fair Market Value of the Common Stock at the time the SAR was granted).

         7.2 Terms.  An SAR shall be  granted  for a period of not less than one
(1) year nor more than ten (10) years, and shall be exercisable in whole or in part, at such time or times during its term and subject to terms and conditions as shall be prescribed by the Committee at the time of grant and to all of the following:

                  (a) Except as otherwise provided in the particular SAR agreement, no SAR shall be exercisable in whole or in part during the first six
(6) months of its term. Notwithstanding the foregoing, subsequent to the grant of an SAR, the Committee, at any time before complete termination of such SAR, may accelerate the time or times at which such SAR may be exercised in whole or in part.

                  (b) Except as otherwise provided in the particular SAR agreement, SARs will be exercisable only during a Participant's employment at the Company or one of its Subsidiaries, or within thirty (30) days following the termination of such employment, except as otherwise provided in section 17(a) with respect to termination for cause. Except as otherwise provided in the particular SAR agreement, if the grantee of an SAR dies, the grantee's legal successor shall have the right to exercise the SAR during its term and not longer than thirty (30) days after death of the grantee. SARs may contain such other limitations with respect to the time when such rights may be exercised as the Committee may determine and such limitations may vary. This section 7.2(b) shall not apply to a (consultant unless, and only to the extent, determined by the Committee and specified in the particular SAR agreement.

         7.3 Payment to Grantee. Upon exercise of an SAR, payment shall be made to the Grantee (or his legal successor) in cash or Common Stock (at Fair Market Value on the date of exercise) as provided in the particular SAR agreement or, in the absence of such provision, as the Committee may determine.

8.       Changes in Capitalization; Merger; Liquidation

         The number of shares of Common Stock as to which Stock Options and SARs may be granted, the number of shares covered by each outstanding Stock Option and SAR, and the price per share of each outstanding Stock Option or used in determining the amount payable upon exercise of each outstanding SAR shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company. If the Company shall be the surviving corporation in any merger or consolidation (other than as a subsidiary of another corporation), recapitalization, reclassification of shares or similar reorganization, the holder of each outstanding Stock Option shall be entitled to purchase, at the same times and upon the same terms and conditions as are then provided in the Stock Option, the number and class of shares of stock or other securities to which a holder of the number of shares of Common Stock subject to the Stock Option at the time of such transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment shall be made in connection with determining the value of each outstanding SAR. In the event of any such changes in
capitalization   of  the  Company,   the  Committee  may  make  such  additional
adjustments in the number and class of shares of Common Stock or other securities with respect to which outstanding Stock Options and SARs are exercisable and with respect to which future Stock Incentives may be granted as the Committee in its sole discretion shall deem equitable or appropriate, subject to the provisions of section 17 hereof, to prevent dilution or enlargement of rights. Any adjustment pursuant to this section 8 may provide, in the Committee's discretion, for the elimination of any fractional shares that might otherwise become subject to any Stock Incentive without payment therefor. In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the stock or all or substantially all of the assets of the Company, a direct or indirect merger or consolidation in which the Company is not the surviving corporation or survives only as a subsidiary of another corporation, or any other transaction having a similar result or effect, each outstanding Stock Incentive shall terminate except to the extent that another corporation assumes such Stock Incentive or substitutes another stock incentive therefor. In the event of a change of the Company's shares of Common Stock with $0.001 par value into the same number of shares with no par value or a different par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan. Except as expressly provided in this section 8, the holder of a Stock Option or SAR shall have no rights by reason of any subdivision or combination of shares of Common Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of Common Stock of any class or by reason of any dissolution, liquidation, merger or consolidation or distribution to the Company's shareholders of assets or stock of another corporation. Except as expressly provided herein, any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to any Stock Incentive. The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

9.       Special Provisions for Certain Substitute Options

         Any Stock Option issued by the Company pursuant to the Plan in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which section 424(a) of the Code or any successor provision is applicable, may provide for an exercise price computed in accordance with such Code section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Stock Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

10.      No Contract of Employment; Leaves of Absence

         Nothing in this Plan shall confer upon a Participant the right to continue in the employ of the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company, or any such Subsidiary, to discharge a Participant at any time for any reason whatsoever, with or without cause. Nothing in this Plan or any Stock Incentive shall effect any rights or obligations of the Company or any Participant under any written contract of employment. Except as otherwise provided by law or regulation with respect to ISOs, the Committee may in its discretion determine whether any leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of such leave of absence on Stock Incentives previously granted to a holder who takes a leave of absence.

11.      No Rights as a Stockholder

         A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option. Except as provided in section 8, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option.

12.      Compliance with Code; Compliance with Rule 16b-3

         All ISOs granted under this Plan are intended to comply with section 422 and, to the extent applicable, section 424 of the Code or any successor provision, and all provisions of this Plan and all ISOs granted hereunder shall be construed in such manner as to effectuate that intent. With respect to persons subject to Section 16 of the Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

13.      Assignability

         No Stock Incentive granted under this Plan shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution, and Stock Incentives issued to a Participant are exercisable during his lifetime only by him.

14.      Corporate Transactions

         At least ten (10) days prior to the consummation of a Corporate Transaction, the Company shall give Participants written notice of the proposed Corporate Transaction, and, unless otherwise provided in the particular Stock Option or SAR agreement, the vesting schedules of all Stock Incentives shall be accelerated so that all of the Stock Incentives outstanding under this Plan immediately prior to the consummation of the Corporate Transaction shall for all purposes under this Plan, become exercisable as of such time; provided however, that any exercise of such Stock Incentive shall be conditioned upon the consummation of Such transaction. All Stock Incentives, to the extent not previously exercised, shall terminate upon the consummation of such Corporate Transaction, except to the extent that another corporation assumes such Stock Incentives or substitutes other stock incentives therefor.

15.      Nonexclusivity of the Plan

         Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board of Directors to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board of Directors may deem appropriate or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to Employees generally, or to any class or group of Employees, which the Company or a Subsidiary has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

16.      Restrictions on Delivery and Sale of Shares

         Each Stock Incentive granted under the Plan is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Common Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Stock Incentive, that the Participant represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may endorse on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

17.      Termination and Amendment of the Plan

         The Plan may be terminated, modified or amended by the stockholders or the Board of Directors of the Company; provided, however, that:

no such termination, modification or amendment without the consent of the holder of a Stock Incentive shall adversely affect his rights under such Stock Incentive, except the Committee may terminate a particular Stock Incentive if the employment of the holder of the Stock Incentive is terminated for cause; and

any modification or amendment which would require shareholder approval in order for the Plan to continue to meet the requirements of Rule 16b-3 or any successor rule, if Rule 16b-3 or any successor rule is applicable, or any other legal or regulatory requirements, shall be effective only if it is approved by the shareholders of the Company in the manner required thereby.

18.      Effective Date

         This Plan was adopted by the Board of Directors and became effective on June 10, 2002 subject to the approval of the Company's stockholders within twelve (12) months thereafter. All ISOs must be granted within ten (10) years from June 10, 2002.

                                     - 45 -
50316737.09

                                      PROXY
                          LIFESTREAM TECHNOLOGIES, INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                                  June 10, 2002
       This Proxy is solicited by and on behalf of the Board of Directors


         The undersigned stockholder of Lifestream Technologies, Inc. hereby appoints Messrs. Christopher Maus and Robert Boyle of Lifestream Technologies, Inc., and either of them, with full power of substitution to each, to act as attorneys-in-fact and proxies to represent the undersigned at the Special Meeting of Stockholders, to be held at the West Coast Templin's Resort located at 414 East First Avenue, Post Falls, Idaho on June 10, 2002, at 8:30 a.m., local time, and at any and all adjournments thereof, and to vote all of the shares of Common Stock of Lifestream Technologies, Inc. which the undersigned is entitled to vote as fully as if the undersigned were present in person, in the manner indicated on the reverse hereof. Receipt of the Notice of Meeting and the accompanying Proxy Statement is hereby acknowledged.

         This proxy, when properly executed, will be voted and will be voted in the manner directed on this proxy card. If no specification is made, a vote FOR all the proposals will be entered.

         Should the undersigned be present and elect to vote in person at the Special Meeting or at any adjournment thereof, upon notification to the Secretary of Lifestream Technologies, Inc. at the Meeting of the Stockholder's decision to terminate the proxy, this power of attorney and proxy shall be deemed terminated and of no further force and effect.

                       (Continued and to be signed on the
                                 reverse side.)

                                 SPECIAL MEETING
                                       OF
                          LIFESTREAM TECHNOLOGIES, INC.
                                  STOCKHOLDERS

                                  ------------

                              Monday, June 10, 2002
                                    8:30 a.m.

                           West Coast Templin's Resort
                              414 East First Avenue
                                Post Falls, Idaho



 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS WHICH RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.
    PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

                                            FOR     AGAINST    ABSTAIN                                FOR       AGAINST   ABSTAIN
1  Proposal   to  amend  the   Lifestr     [  ]      [  ]       [  ]     4.  Proposal to amend the    [  ]       [  ]      [  ]
Technologies,     Inc.     Articles    of                                Lifestream  Technologies,
Incorporation  with  respect to number of                                Inc.     Articles     of
authorized    shares   of   common    and                                Incorporation   to  adopt
preferred  stock and  provide  for "blank                                certain technical amendments.
check" preferred stock provisions.

2. Proposal to amend the  Lifestream       [  ]     [  ]        [  ]     5.  Proposal to adopt the    [  ]       [  ]      [  ]
Technologies,   Inc.   Articles   of                                     2002 Stock Option Plan.
Incorporation   to  provide   for  a
classified board of directors.

3. Proposal to amend the  Lifestream       [  ]     [  ]        [  ]     In their discretion,  the
Technologies,   Inc.   Articles   of                                     Proxies  are   authorized
Incorporation    with   respect   to                                     to vote upon  such  other
limitations    of   liability    and                                     business as may  properly
indemnification of directors.                                            come before the meeting.

     The undersigned hereby revokes any and all prior proxies and acknowledges receipt from the Company prior to the execution of this proxy of Notice of Meeting, the Proxy Statement dated May 1, 2002.

          Please sign exactly as your name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give your full name. If shares are held jointly, each holder should sign. Please fill in the date the proxy is signed.


Signature ______________________________________

Signature if held  jointly  __________________________________  Dated  _________
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED POSTAGE-PREPAID ENVELOPE.

`
                                      -45-